MERRILL LYNCH
PACIFIC FUND, INC.



FUND LOGO



Semi-Annual Report

June 30, 2000



Officers and Directors
Terry K. Glenn, President and Director
Charles C. Reilly, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Stephen I. Silverman, Senior Vice
  President and Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Pacific Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH PACIFIC FUND, INC.


DEAR SHAREHOLDER

Merrill Lynch Pacific Fund, Inc. underperformed relative to its unmanaged Benchmark Index for the six-month period ended June 30, 2000. The Fund's Class A, Class B, Class C and Class D Shares declined -12.41%, -12.85%, -12.84% and -12.49%, respectively, compared to a -5.77% return for the unmanaged Benchmark Index and a +48.12% return for the unmanaged MSCI Pacific Basin Index. (Fund performance does not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

We view this underperformance as a short-term phenomenon, and it has occurred regularly throughout our history of managing the Fund. We may underperform not only for six-month periods, but also for longer periods of time. However, successful portfolio managers can, and often do, underperform relative to their benchmarks 30%--40% of the time and still maintain superior records; that is, they will achieve returns appreciably better than the relevant benchmarks in the long run.

In our view, performance of less than one year is not a valid period to judge investment ability. Of course, we would prefer to outperform our benchmarks during every performance period and certainly every year, but this is highly unlikely to occur and is not a viable goal to strive for. Our hope is that over the balance of the year our performance will improve relative to our benchmarks, enabling us to exceed it by year end.


Investment Strategy Shift
Merrill Lynch Pacific Fund, Inc.'s portfolio is (and always has been) very different from the benchmarks against which we compete. This accounts largely for why the Fund has outperformed its unmanaged benchmarks by over 600 basis points (6.00%) on average per year since 1983. However, the stock-specific risk at present is somewhat lower in the Fund's portfolio than it has been in the past. In other words, the percentage of the portfolio invested in our largest holdings is somewhat smaller than has often been the case in the past.

This decreased level of stock-specific risk primarily reflects the fact that many of our favorite stocks rose significantly in the closing months of 1999, leading us to trim our holdings somewhat. We did not close these positions out entirely because we regard companies such as Rohm Company Ltd., Murata Manufacturing Co., Ltd. and Shin-etsu Chemical Co., Ltd. as among the best companies in Japan. However, by the end of 1999 their prices were, in our opinion, possibly higher than the companies' worth. Accordingly, we reduced certain positions, in some cases aggressively.

Subsequent to reducing our holdings, the share prices of Murata and Rohm declined 41% and 27%, respectively, in the first six months of 2000. Although in hindsight the Fund's short-term performance would have been better had we closed out these positions altogether, our goal is not to successfully forecast short-term stock prices. Our approach is to study a company's business, analyze its financial statements, meet with its management, and assess its competitors, all in an effort to gauge what the company is worth. If the company's share price appears in our opinion to be less than its worth and the company's management does not seem to be eroding its value (an all too common characteristic of many companies we evaluate), then we make an investment. We assume that the stock price will appreciate because others will eventually share our view of the company's undervaluation and because the company will add value (that is, increase earnings) as time passes.

We trimmed our holdings in Murata and Rohm because we believed their shares were at the upper end of what we considered to be reasonable valuations. However, we did not sell most of our investments in these companies, because we still believe that they are superior companies in good industries. Over the long term, Murata and Rohm are exactly the type of companies that we would like the portfolio to own, even though there will be times when their valuations reach levels that we consider higher than justified, based on our research. Through many different business and product cycles, these companies have proved to us over the years that they are able to adapt, innovate and flourish. Therefore, we are reluctant to eliminate our investments in them when their share prices momentarily appear high. Furthermore, for companies such as Murata and Rohm, we cannot state definitively that their shares are overvalued at any given point in time, because their future earnings growth may turn out to be higher than we forecast. All we can determine with certainty is that their share prices are higher than they used to be relative to our current estimation of their prospects.



Merrill Lynch Pacific Fund, Inc.
June 30, 2000



Currently, the Japanese stock market's performance has been very poor. For the first half of 2000, the Nikkei index is down 17%; the Topix down 15%; and the Topix 100, which represents the largest listed companies, down 18%. Although we do not perceive a marked deterioration in the fundamental backdrop to warrant these declines, our shareholders will notice that our Japanese portfolio is more conservative in structure today than at the beginning of the year. We used the proceeds of the partial sales of our largest holdings to invest in some electric power utilities. These stocks have dividend yields which, when compared with Japanese interest rates, are very high. In addition, we believe that these companies are beginning to make decisions that serve the interests of their shareholders. So, we made our portfolio more conservative not because anything is going amiss at our Japanese companies, but because their prices appreciated and we became concerned about their valuations. We shifted the money that was realized from the sales of these stocks into a lowly valued sector in which companies appear to be making positive moves.

Stock market performance in the rest of the Pacific Basin has varied from slightly positive (Hong Kong) to very poor (Korea). However, our non-Japanese investments are largely in Hong Kong (primarily in Hutchison Whampoa Limited), Australia (primarily Lend Lease Corporation Limited) and India (primarily Satyam Computer Services Limited). These positions are very stock specific and do not at all reflect our view of the prospects for the Hong Kong, Australian or Indian stock markets.

In Conclusion
Although we lessened the portfolio's stock-specific risk somewhat, as always, the Fund's performance is dependent on the performance of our major investments: Murata, Rohm, The Furukawa Electric Co., Ltd., Shin-Etsu Chemical, Canon, Inc., Japanese non-life insurance companies, and now, the Japanese utilities that we recently purchased. This is the investment approach that has served us well over the years, and we believe that it will continue to do so over the long term.

We thank you for your investment in Merrill Lynch Pacific Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager



August 16, 2000



Merrill Lynch Pacific Fund, Inc.
June 30, 2000


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                        Market Performance
                                                                  In Local Currency/In US Dollars
                                                                   6 Month             12 Month
As of June 30, 2000                                                % Change            % Change
ML Pacific Fund, Inc. Class A Shares--Total Investment Return*      -12.41%             +32.16%
ML Pacific Fund, Inc. Class B Shares--Total Investment Return*      -12.85              +30.82
ML Pacific Fund, Inc. Class C Shares--Total Investment Return*      -12.84              +30.89
ML Pacific Fund, Inc. Class D Shares--Total Investment Return*      -12.49              +31.86
Benchmark Index**                                                   - 5.77              +19.78
     Japan                                                      - 2.18/-5.53        +10.68/+26.56
     Australia                                                  + 9.22/+0.32         +13.64/+3.08
     Hong Kong                                                 -12.81/-13.06         + 6.01/+5.51
     Taiwan                                                     - 4.45/-2.65         - 0.44/+4.38
     India                                                      - 0.77/-3.40        +36.32/+32.16
     South Korea                                                - 4.42/-2.71         + 1.18/+5.03
     Singapore                                                 -19.74/-22.71         - 5.81/-7.31


 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**Unmanaged. The Benchmark Index is a customized index used to measure the Fund's relative performance, comprised as follows: 68%
  Morgan Stanley Capital International (MSCI) Japan, 10% MSCI
  Australia, 10% MSCI Hong Kong, 6% MSCI Taiwan, 2% MSCI India, 2%
  MSCI Korea, and 2% MSCI Singapore; indexes are net of dividends and "free" when available.

  Past performance is not indicative of future results.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


PERFORMANCE DATA (concluded)


A mountain chart depicting Results of a $1,000 Investment Since
Inception--Class A Shares

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/00                        +32.16%        +25.23%
Five Years Ended 6/30/00                  +14.40         +13.17
Ten Years Ended 6/30/00                   +11.07         +10.47

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/00                        +30.82%        +26.82%
Five Years Ended 6/30/00                  +13.22         +13.22
Ten Years Ended 6/30/00                   + 9.93         + 9.93

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return       % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/00                        +30.89%        +29.89%
Five Years Ended 6/30/00                  +13.23         +13.23
Inception (10/21/94)
through 6/30/00                           +10.20         +10.20


 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/00                        +31.86%        +24.94%
Five Years Ended 6/30/00                  +14.12         +12.90
Inception (10/21/94)
through 6/30/00                           +11.07         +10.03

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

SCHEDULE OF INVESTMENTS
                             Shares Held/                                                                           Percent of
Industry                     Face Amount                   Investments                                   Value      Net Assets

Japan
Automobile                    1,717,000    Suzuki Motor Corporation                                   $   22,199,858    1.2%

Beverage                        380,000    Chukyo Coca-Cola Bottling Co., Ltd.                             3,842,919    0.2
                                314,748    Coca-Cola West Japan Company Limited                            9,965,557    0.5
                                468,000    Hokkaido Coca-Cola Bottling Co., Ltd.                           5,276,915    0.3
                                386,000    Kinki Coca-Cola Bottling Co., Ltd.                              5,143,991    0.3
                                476,000    Mikuni Coca-Cola Bottling                                       6,923,718    0.4
                                                                                                      --------------  ------
                                                                                                          31,153,100    1.7

Building & Construction       1,990,000    Okumura Corporation                                             7,222,343    0.4

Chemicals                     1,178,000    Shin-Etsu Chemical Co., Ltd.                                   59,899,249    3.3

Consumer Electronics          1,200,000    Matsushita Electric Industrial Company, Ltd.                   31,189,452    1.7
                                115,000    Nintendo Company Ltd.                                          20,129,484    1.1
                                344,000    Sony Corporation                                               32,187,515    1.8
                                                                                                      --------------  ------
                                                                                                          83,506,451    4.6

Containers                    1,581,000    Toyo Seikan Kaisha, Ltd.                                       29,586,314    1.6

Electric Construction         1,943,000    Chudenko Corporation                                           27,435,773    1.5
                              2,836,000    Kinden Corporation                                             17,851,482    1.0
                              1,232,000    Taihei Dengyo Kaisha, Ltd.                                      3,237,049    0.2
                                                                                                      --------------  ------
                                                                                                          48,524,304    2.7

Electrical Equipment          1,350,000    Fuji Electric Co., Ltd.                                         5,920,325    0.3
                              2,804,000    The Furukawa Electric Co., Ltd.                                58,701,007    3.2
                                494,000    Murata Manufacturing Co., Ltd.                                 71,061,670    3.9
                                271,500    Rohm Company Ltd.                                              79,547,280    4.4
                                                                                                      --------------  ------
                                                                                                         215,230,282   11.8

Financial Services            1,922,000    The Asahi Bank, Ltd.                                            8,101,810    0.4
                       YEN  160,000,000    Kokusai Securities Co., Ltd., 1.25% due 9/30/2013               2,389,301    0.1
                            354,000,000    Sanwa International Finance Ltd. (Convertible Preferred)        3,341,763    0.2
                              3,237,000    The Tokai Bank Ltd.                                            16,000,671    0.9
                                                                                                      --------------  ------
                                                                                                          29,833,545    1.6

Internet                        167,600    Softbank Corp.                                                 22,810,264    1.3

Machinery                     1,442,000    Toyoda Automatic Loom Works, Ltd.                              31,278,201    1.7

Office Equipment              1,223,000    Canon, Inc.                                                    61,031,520    3.4
                              1,500,000    Fujitsu Limited                                                52,029,677    2.9
                                                                                                      --------------  ------
                                                                                                         113,061,197    6.3

Pharmaceuticals               1,329,000    Yamanouchi Pharmaceutical Co., Ltd.                            72,727,281    4.0

Property & Casualty          10,626,000    The Dai-Tokyo Fire and Marine Insurance Co., Ltd.              37,862,124    2.1
Insurance                     4,062,000    The Fuji Fire and Marine Insurance Comoany, Limited             7,831,842    0.4
                              7,773,000    The Koa Fire & Marine Insurance Co., Ltd.                      24,243,561    1.4
                              8,030,000    The Nichido Fire & Marine Insurance Co., Ltd.                  44,018,714    2.4
                              6,568,000    The Sumitomo Marine & Fire Insurance Co., Ltd.                 38,301,177    2.1
                              3,413,000    The Tokio Marine & Fire Insurance Co. Ltd.                     39,483,125    2.2
                                                                                                      --------------  ------
                                                                                                         191,740,543   10.6


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                           Percent of
Industry                     Face Amount                   Investments                                   Value      Net Assets
Japan (concluded)

Retailing                       847,000    Ito-Yokado Co., Ltd.                                       $   51,073,768    2.8%
                                364,000    Sangetsu Co., Ltd.                                              6,020,509    0.3
                                                                                                      --------------  ------
                                                                                                          57,094,277    3.1

Telecommunications                1,000    NTT Mobile Communications Network, Inc.                        27,125,372    1.5
                                    552    Nippon Telegraph & Telephone Corporation (NTT)                  7,356,174    0.4
                                                                                                      --------------  ------
                                                                                                          34,481,546    1.9

Transportation                    4,700    East Japan Railway Company                                     27,363,546    1.5

Utilities--Electric           1,002,400    Chubu Electric Power Company, Incorporated                     17,858,551    1.0
                              1,270,000    Kansai Electric Power Company, Inc.                            22,782,099    1.3
                              2,000,000    Tokyo Electric Power                                           48,863,475    2.7
                                                                                                      --------------  ------
                                                                                                          89,504,125    5.0

                                           Total Investments in Japan (Cost--$1,025,736,593)           1,167,216,426   64.3


Australia

Industrials                   1,208,543    Brambles Industries Limited                                    37,249,875    2.1

Leisure                      14,055,889    Village Roadshow Limited 'A' (Preferred)                       15,696,830    0.9

Property                      5,714,021    Lend Lease Corporation Limited                                 73,101,317    4.0

Telecommunications              539,000  ++Austar United Communications Limited                            1,826,486    0.1
                              3,594,000    Telstra Corporation Limited                                     8,199,783    0.4
                                                                                                      --------------  ------
                                                                                                          10,026,269    0.5

                                           Total Investments in Australia (Cost--$121,838,984)           136,074,291    7.5


Hong Kong

Banking                       3,400,729    HSBC Holdings PLC                                              38,935,649    2.1

Computers                    20,000,000    Legend Holdings Limited                                        19,370,646    1.1

Conglomerates                 5,471,438    Hutchison Whampoa Limited                                      68,785,156    3.8
                             12,056,000    Wharf (Holdings) Ltd.                                          21,574,692    1.2
                                                                                                      --------------  ------
                                                                                                          90,359,848    5.0

Telecommunications            2,000,000  ++Pacific Century CyberWorks Limited                              3,951,099    0.2

                                           Total Investments in Hong Kong (Cost--$129,962,572)           152,617,242    8.4


India

Broadcast/Media                 620,000    BITV                                                                    0    0.0

Diversified Mutual Funds          7,000  ++UTI Master Plus 91-B                                                3,628    0.0

Software                        522,618    NIIT Limited                                                   25,858,609    1.4
                              1,140,500    Satyam Computer Services Limited                               76,138,858    4.2
                                                                                                      --------------  ------
                                                                                                         101,997,467    5.6

                                           Total Investments in India (Cost--$102,365,389)               102,001,095    5.6


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


SCHEDULE OF INVESTMENTS (continued)
                             Shares Held/                                                                           Percent of
Industry                     Face Amount                   Investments                                   Value      Net Assets
New Zealand

Diversified                  43,229,285    Guinness Peat Group PLC                                    $   25,440,434    1.4%

                                           Total Investments in New Zealand (Cost--$24,265,792)           25,440,434    1.4


Singapore

Banking                       3,832,400    Oversea-Chinese Banking Corporation Ltd.                       26,376,842    1.5

Conglomerates                 1,200,000  ++Pacific Century Regional Developments Limited                  16,379,410    0.9

                                           Total Investments in Singapore (Cost--$49,402,392)             42,756,252    2.4


South Korea

Banking                          92,515  ++Hana Bank (GDR)(b)                                                578,219    0.0

Energy                          495,000    SK Corporation                                                  9,078,496    0.5

Iron and Steel                  325,000    Pohang Iron & Steel Company Ltd. (ADR)(a)                       7,800,000    0.4

Telecommunications              471,500    Korea Telecom Corporation (ADR)(a)                             22,808,813    1.3
                                 31,500    SK Telecom Co. Ltd.                                            10,311,428    0.6
                                 90,000    SK Telecom Co. Ltd. (ADR)(a)(c)                                 3,268,125    0.2
                                                                                                      --------------  ------
                                                                                                          36,388,366    2.1

                                           Total Investments in South Korea (Cost--$51,864,995)           53,845,081    3.0


Taiwan

Banking                      20,847,680    United World Chinese Commercial Bank                           19,764,684    1.1

Broadcast/Media                   3,100  ++GigaMedia Ltd.                                                     37,200    0.0

Electronics                   3,507,500    D-Link Corporation                                              8,199,351    0.4
                                757,860    Synnex Technology International Corporation (GDR)(b)           15,839,274    0.9
                              7,620,000  ++United Microelectronics Corporation, Ltd.                      21,152,922    1.2
                              1,865,000  ++Via Technologies Inc.                                          28,762,175    1.6
                        US$   3,050,000    Winbond Electronics Corporation, 1% due 11/04/2002              7,398,080    0.4
                                                                                                      --------------  ------
                                                                                                          81,351,802    4.5

                                           Total Investments in Taiwan (Cost--$96,087,085)               101,153,686    5.6

Short-Term Securities

Commercial              US$   8,226,000    Associates Corporation of North America, 7% due 7/03/2000       8,222,801    0.4
Paper*
                                           Total Investments in Short-Term Securities
                                           (Cost--$8,222,801)                                              8,222,801    0.4

                                           Total Investments (Cost--$1,609,746,603)                    1,789,327,308    98.6


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

SCHEDULE OF INVESTMENTS (concluded)
                              Nominal Value                                                                         Percent of
                            Covered by Options                  Issue                                     Value     Net Assets
Call Options Written

                                 42,000    Softbank Corp., expiring March 2001 at US$ 62.85           $     (641,663)   0.0%

                                           Total Call Options Written
                                           (Premiums Received--$5,033,006)                                  (641,663)   0.0


Total Investments, Net of Options Written (Cost--$1,604,713,597)                                       1,788,685,645   98.6

Unrealized Appreciation on Forward Foreign Exchange Contracts**                                           17,190,031    0.9

Other Assets Less Liabilities                                                                              8,721,974    0.5
                                                                                                      --------------  ------
Net Assets                                                                                            $1,814,597,650  100.0%
                                                                                                      ==============  ======



(a)American Depositary Receipts (ADR).
(b)Global Depositary Receipts (GDR).
(c)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 ++Non-income producing security.
  *Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 **Forward foreign exchange contracts as of June 30, 2000 were as follows:

   Foreign                               Expiration       Unrealized
   Currency Sold                            Date         Appreciation

    YEN 34,845,609,701                  October 2000    $   17,190,031
                                                        --------------
   Total Unrealized Appreciation on Forward
   Foreign Exchange Contracts--Net
   (US Commitment--$353,529,499)                        $   17,190,031
                                                        ==============

   See Notes to Financial Statements.


PORTFOLIO INFORMATION

As of June 30, 2000
                                       Percent of
Ten Largest Holdings                   Net Assets

Rohm Company Ltd.                           4.4%
Satyam Computer Services Limited            4.2
Lend Lease Corporation Limited              4.0
Yamanouchi Pharmaceutical Co., Ltd.         4.0
Murata Manufacturing Co., Ltd.              3.9
Hutchison Whampoa Limited                   3.8
Canon, Inc.                                 3.4
Shin-Etsu Chemical Co., Ltd.                3.3
The Furukawa Electric Co., Ltd.             3.2
Fujitsu Limited                             2.9


                                       Percent of
Ten Largest Industries                 Net Assets

Electrical Equipment                       11.8%
Property & Casualty Insurance              10.6
Office Equipment                            6.3
Conglomerates                               5.9
Software                                    5.6
Utilities--Electric                         5.0
Banking                                     4.7
Telecommunications                          4.7
Consumer Electronics                        4.6
Electronics                                 4.5


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of June 30, 2000
Assets:             Investments, at value (identified cost--$1,609,746,603)                               $1,789,327,308
                    Unrealized appreciation on forward foreign exchange contracts                             17,190,031
                    Cash                                                                                           2,578
                    Receivables:
                      Securities sold                                                    $    7,945,021
                      Dividends                                                               5,611,875
                      Capital shares sold                                                     1,403,219
                      Interest                                                                   12,452       14,972,567
                                                                                         --------------
                    Prepaid registration fees and other assets                                                    58,404
                                                                                                          --------------
                    Total assets                                                                           1,821,550,888
                                                                                                          --------------

Liabilities:        Options written, at value (premiums received--$5,033,006)                                    641,663
                    Payables:
                      Capital shares redeemed                                                 3,295,704
                      Investment adviser                                                        831,552
                      Distributor                                                               737,582        4,864,838
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     1,446,737
                                                                                                          --------------
                    Total liabilities                                                                          6,953,238
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,814,597,650
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                            $    2,586,498
                    Class B Shares of Common Stock, $.10 par value, 200,000,000 shares
                    authorized                                                                                 2,625,089
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   503,305
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   754,879
                    Paid-in capital in excess of par                                                       1,217,695,985
                    Accumulated investment loss--net                                                          (1,537,401)
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               390,865,180
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        201,104,115
                                                                                                          --------------
                    Net assets                                                                            $1,814,597,650
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $750,376,564 and 25,864,975 shares
                             outstanding                                                                  $        29.01
                                                                                                          ==============
                    Class B--Based on net assets of $711,951,288 and 26,250,886 shares
                             outstanding                                                                  $        27.12
                                                                                                          ==============
                    Class C--Based on net assets of $133,918,077 and 5,033,053 shares
                             outstanding                                                                  $        26.61
                                                                                                          ==============
                    Class D--Based on net assets of $218,351,721 and 7,548,791 shares
                             outstanding                                                                  $        28.93
                                                                                                          ==============
                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended June 30, 2000
Investment          Dividends (net of $1,140,570 foreign withholding tax)                                 $   10,090,909
Income:             Interest and discount earned                                                               1,501,891
                                                                                                          --------------
                    Total income                                                                              11,592,800
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $    6,027,908
                    Account maintenance and distribution fees--Class B                        3,939,412
                    Account maintenance and distribution fees--Class C                          718,534
                    Custodian fees                                                              709,734
                    Transfer agent fees--Class B                                                492,204
                    Transfer agent fees--Class A                                                437,761
                    Account maintenance fees--Class D                                           308,562
                    Transfer agent fees--Class D                                                129,198
                    Transfer agent fees--Class C                                                 92,209
                    Accounting services                                                          81,245
                    Registration fees                                                            58,723
                    Printing and shareholder reports                                             51,919
                    Professional fees                                                            50,755
                    Directors' fees and expenses                                                 11,693
                    Pricing fees                                                                  6,209
                    Other                                                                        14,135
                                                                                         --------------
                    Total expenses                                                                            13,130,201
                                                                                                          --------------
                    Investment loss--net                                                                      (1,537,401)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      402,673,228
(Loss) on             Foreign currency transactions--net                                     (8,229,296)     394,443,932
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                     (699,224,292)
                      Foreign currency transactions--net                                     29,363,202     (669,861,090)
                                                                                         --------------   --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (276,954,559)
                                                                                                          ==============


                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                         For the Six        For the
                                                                                         Months Ended     Year Ended
                                                                                           June 30,       December 31,
Increase (Decrease) in Net Assets:                                                           2000             1999
Operations:         Investment loss--net                                                 $   (1,537,401)  $   (3,186,156)
                    Realized gain on investments and foreign currency
                    transactions--net                                                       394,443,932       82,829,378
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     (669,861,090)     933,388,478
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations        (276,954,559)   1,013,031,700
                                                                                         --------------   --------------

Capital Share       Net increase (decrease) in net assets derived from capital share
Transactions:       transactions                                                           (208,982,581)     197,731,808
                                                                                         --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                (485,937,140)   1,210,763,508
                    Beginning of period                                                   2,300,534,790    1,089,771,282
                                                                                         --------------   --------------
                    End of period                                                        $1,814,597,650   $2,300,534,790
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                       Class A++

                                                               For the
                                                              Six Months
The following per share data and ratios have been derived       Ended
from information provided in the financial statements.         June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000        1999         1998        1997        1996
Per Share           Net asset value, beginning of period     $    33.12  $    17.64  $    16.97  $    21.58   $    22.16
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                          .05         .06         .10         .08          .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (4.16)      15.42        1.33      (1.48)         1.21
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (4.11)      15.48        1.43      (1.40)         1.32
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --         --++++       --           --
                      In excess of investment income--net            --          --        (.76)       (.99)       (1.22)
                      Realized gain on investments--net              --          --          --       (2.22)        (.68)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --          --        (.76)      (3.21)       (1.90)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    29.01  $    33.12  $    17.64   $   16.97   $    21.58
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (12.41%)+++  87.76%       8.46%      (6.35%)       6.09%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .80%*       .85%        .88%        .87%         .87%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income--net                         .34%*       .28%        .57%        .37%         .47%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  750,377  $  986,913  $  449,725  $  537,671   $  642,523
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           22.12%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                     Class B++
                                                                For the
                                                               Six Months
The following per share data and ratios have been derived        Ended
from information provided in the financial statements.         June 30,         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                          2000        1999       1998         1997         1996
Per Share           Net asset value, beginning of period     $    31.12  $    16.74  $    16.11  $    20.59   $    21.22
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment loss--net                           (.09)       (.16)       (.08)       (.14)        (.13)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (3.91)      14.54        1.25       (1.39)        1.17
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (4.00)      14.38        1.17       (1.53)        1.04
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --          --++++      --           --
                      In excess of investment
                      income--net                                    --          --        (.54)       (.73)        (.99)
                      Realized gain on investments
                      --net                                          --          --          --       (2.22)        (.68)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --          --        (.54)      (2.95)       (1.67)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    27.12  $    31.12  $    16.74  $    16.11   $    20.59
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (12.85%)+++  85.90%       7.29%      (7.31%)       5.00%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.82%*      1.88%       1.92%       1.90%        1.90%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.66%)*     (.76%)      (.50%)      (.66%)       (.56%)
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  711,951  $  888,735  $  489,047  $  775,068   $1,217,549
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           22.12%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C++
                                                              For the
                                                             Six Months
The following per share data and ratios have been derived      Ended
from information provided in the financial statements.        June 30,           For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2000         1999        1998        1997       1996
Per Share           Net asset value, beginning of period     $    30.53  $    16.42  $    15.83  $    20.30   $    20.97
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investmentloss--net                            (.09)       (.17)       (.08)       (.14)        (.13)
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (3.83)      14.28        1.23       (1.36)        1.16
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (3.92)      14.11        1.15       (1.50)        1.03
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --          --++++      --           --
                      In excess of investment income--net            --          --        (.56)       (.75)       (1.02)
                      Realized gain on investments--net              --          --          --       (2.22)        (.68)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --          --        (.56)      (2.97)       (1.70)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    26.61  $    30.53  $    16.42  $    15.83   $    20.30
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (12.84%)+++  85.93%       7.26%      (7.28%)       5.00%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.82%*      1.88%       1.92%       1.90%        1.91%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment loss--net                          (.66%)*     (.79%)      (.50%)      (.67%)       (.58%)
                                                             ==========  ==========  ==========  ==========   ==========
Supplemental        Net assets, end of period (in
Data:               thousands)                               $  133,918  $  150,153  $   53,116  $   73,656   $   98,925
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           22.12%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                     Class D++
                                                              For the
                                                             Six Months
The following per share data and ratios have been derived      Ended
from information provided in the financial statements.        June 30,          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2000         1999       1998         1997        1996
Per Share           Net asset value, beginning of period     $    33.06  $    17.65  $    16.98  $    21.57   $    22.14
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investmentincome (loss)--net                    .02          --++++     .05         .03          .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             (4.15)      15.41        1.33       (1.47)        1.23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              (4.13)      15.41        1.38       (1.44)        1.27
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --          --++++      --           --
                      In excess of investment income--net            --          --        (.71)       (.93)       (1.16)
                      Realized gain on investments--net              --          --          --       (2.22)        (.68)
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --          --        (.71)      (3.15)       (1.84)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period            $   28.93  $    33.06  $    17.65  $    16.98   $    21.57
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share          (12.49%)+++  87.31%       8.14%      (6.55%)       5.84%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                      1.05%*      1.10%       1.13%       1.12%        1.12%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                  .12%*      (.02%)       .29%        .11%         .16%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in thousands) $  218,352  $  274,734  $   97,883  $  119,219   $  136,626
Data:                                                        ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           22.12%      28.84%      12.26%      19.69%       10.65%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pacific Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. However, in certain circumstances, the Fund will value a security traded on a Japanese stock exchange based upon the last bid or ask price as reported on such exchange after trading in such security has been halted for the day. Japanese stock exchanges may impose limits, based on a percentage of a security's value, on the amount such security may move in a single day. If the security reaches its limit during the day, further trading is halted. However, a bid or ask quotation may be reported following the suspension of trading. In situations where both a bid and ask price are reported following a trading suspension due to the circumstances described above, the Fund will utilize the bid price for valuation purposes. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on dividends, interest and capital gains at various rates.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account    Distribution
                                 Maintenance Fee     Fee

Class B                                .25%          .75%
Class C                                .25%          .75%
Class D                                .25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


For the six months ended June 30, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD         MLPF&S

Class A                               $ 4,139       $ 13,944
Class D                               $18,557       $228,368

For the six months ended June 30, 2000, MLPF&S received contingent deferred sales charges of $601,278 and $67,630 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLFP&S received contingent deferred sales charges of $135,425 and $53,406 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $153,890 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2000 were $434,971,488 and $601,466,771, respectively.

Net realized gains (losses) for the six months ended June 30, 2000 and net unrealized gains (losses) as of June 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Investments:
   Long-term                     $ 402,673,395    $ 179,580,705
   Short-term                             (167)              --
   Options written                          --        4,391,343
                                 -------------    -------------
Total investments                  402,673,228      183,972,048
                                 -------------    -------------
Currency transactions:
   Options purchased                (7,973,000)              --
   Foreign currency
   transactions                       (256,296)         (57,964)
   Forward foreign
   exchange contracts                       --       17,190,031
                                 -------------    -------------
Total currency
transactions                        (8,229,296)      17,132,067
                                 -------------    -------------
Total                            $ 394,443,932    $ 201,104,115
                                 =============    =============


Transactions in call options written for the six months ended June 30, 2000 were as follows:


                                  Nominal Value
                                    Covered by      Premiums
                                 Written Options    Received
Outstanding call options
written at beginning of
period                                     --             --
Options written                  $      42,000    $   5,033,006
                                 -------------    -------------
Outstanding call options
written at end of period         $      42,000    $   5,033,006
                                 =============    =============



As of June 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $183,972,048, of which $475,940,641 related to appreciated securities and $291,968,593 related to depreciated securities. At June 30, 2000, the aggregate cost of investments, net of options written for Federal income tax purposes was $1,604,713,597.


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(208,982,581) and $197,731,808 for the six months ended June 30, 2000 and the year ended December 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         9,431,567   $ 283,965,170
Shares redeemed                   (13,365,727)   (409,018,453)
                               --------------   -------------
Net decrease                       (3,934,160)  $(125,053,283)
                               ==============   =============

Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                        19,608,935  $ 432,209,205
Shares redeemed                   (15,311,566)  (344,528,395)
                               --------------  -------------
Net increase                        4,297,369  $  87,680,810
                               ==============  =============


Class B Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         2,933,209  $  84,165,638
Automatic conversion of
shares                               (727,209)   (20,498,369)
Shares redeemed                    (4,514,550)  (128,238,369)
                               --------------  -------------
Net decrease                       (2,308,550) $ (64,571,100)
                               ==============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                        10,091,024  $ 223,461,220
Automatic conversion of
shares                             (1,076,563)   (22,631,130)
Shares redeemed                    (9,667,997)  (194,321,010)
                               --------------  -------------
Net increase (decrease)              (653,536) $   6,509,080
                               ==============  =============


Merrill Lynch Pacific Fund, Inc.
June 30, 2000


Class C Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         1,481,216  $  41,450,554
Shares redeemed                    (1,366,287)   (38,108,407)
                               --------------  -------------
Net increase                          114,929  $   3,342,147
                               ==============  =============


Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         3,426,762  $  74,395,683
Shares redeemed                    (1,742,506)   (34,953,502)
                               --------------  -------------
Net increase                        1,684,256  $  39,442,181
                               ==============  =============


Class D Shares for the Six Months                   Dollar
Ended June 30, 2000                   Shares        Amount

Shares sold                         3,474,612  $ 103,850,207
Automatic conversion of
shares                                682,906     20,498,369
                               --------------  -------------
Total issued                        4,157,518    124,348,576
Shares redeemed                    (4,918,211)  (147,048,921)
                               --------------  -------------
Net decrease                         (760,693) $ (22,700,345)
                               ==============  =============


Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                         4,462,837  $ 100,318,751
Automatic conversion of
shares                              1,016,993     22,631,130
                               --------------  -------------
Total issued                        5,479,830    122,949,881
Shares redeemed                    (2,716,286)   (58,850,144)
                               --------------  -------------
Net increase                        2,763,544  $  64,099,737
                               ==============  =============


5. Short Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and certain other institutions party thereto. The funds may borrow money for temporary or emergency purposes to fund shareholders redemptions. The agreement bears interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the six months ended June 30, 2000.